SUPPLEMENT DATED MARCH 18, 2003
PACIFIC FUNDS	TO THE PROSPECTUS DATED JULY 1, 2002, AS SUPPLEMENTED

This supplement announces a change to the funds’ prospectus effective April 1, 2003. This supplement must be preceded or accompanied by the Pacific Funds prospectus dated July 1, 2002, as supplemented December 19, 2002 and February 18, 2003. Remember to review the funds’ prospectus for other important information.

Who manages the fund section is amended

The fund manager information regarding Warren B. Lammert, III listed for the PF Janus Growth LT Fund is replaced with the following:

David J. Corkins, vice president of Janus, joined Janus in 1995 and is portfolio manager of similar funds managed by Janus. He has been the manager of various growth-oriented accounts since 1997. He has a BA from Dartmouth University and an MBA with honors from Columbia University.

Form No.	PFSUPP0403